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                                                                    EXHIBIT 10.9



                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") is made and entered into as of the 31st day of July, 2000, by and among MTR GAMING GROUP, INC., a Delaware corporation ("MTRI"), MOUNTAINEER PARK, INC., a West Virginia corporation ("MPI"), SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation ("SGLVI") and SPEAKEASY GAMING OF RENO, INC., a Nevada corporation ("SGRI" and together with MTRI, MPI and SGLVI, collectively referred to as the "Borrowers") and WELLS FARGO BANK, National Association, as Lender and as the administrative and collateral agent for the Lenders (herein in such capacity called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks").

                                R E C I T A L S:

                  WHEREAS:

                  A. Borrowers, Agent Bank and Lender entered into a Credit Agreement dated as of December 20, 1999 (the "Original Credit Agreement") as amended by First Amendment to Credit Agreement dated as of June 1, 2000 (the "First Amendment" and together with the Original Credit Agreement, collectively the "Existing Credit Agreement") for the purpose of establishing a reducing revolving credit facility in favor of Borrowers in the initial maximum principal amount of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00).

                  B. For the purpose of this Second Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

                  C. Borrowers desire to further amend the Existing Credit Agreement for the purpose of extending the August 1, 2000 Scheduled Reduction in the amount of Ten Million Dollars from August 1, 2000 to September 1, 2000.

                  D. Banks have agreed to extend the August 1, 2000 Scheduled Reduction to September 1, 2000 subject to the terms, conditions and provisions set forth in this Second Amendment.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit



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Agreement in each instance effective as of the Second Amendment Effective Date, as specifically hereinafter provided as follows:

                  1. DEFINITIONS. Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

                  "Aggregate Commitment" shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of Borrowers as Borrowings under the Credit Facility in the principal amount of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00), as of the Second Amendment Effective Date and continuing until September 1, 2000, and on September 1, 2000, reduced to the principal amount of Twenty-Eight Million Five Hundred Thousand Dollars ($28,500,000.00) and thereafter as reduced on each Reduction Date by the Scheduled Reductions to the Maximum Scheduled Balance, and further subject to the additional reductions and/or limitations for advance as set forth or incorporated in the definition of Maximum Permitted Balance.

                  "Aggregate Commitment Reduction Schedule" shall mean the Aggregate Commitment Reduction Schedule marked "Schedule 2.01(c)", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof, setting forth the Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility, which shall fully supercede and restate the Schedule 2.01(c) affixed to the Existing Credit Agreement.

                  "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Second Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

                  "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Second Amendment.

                  "First Amendment" shall have the meaning set forth in Recital Paragraph A of the Second Amendment.

                  "Maximum Scheduled Balance" shall mean the maximum amount of scheduled principal which may be outstanding on the Credit Facility from time to time in the amount of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00) as of the Second Amendment Effective Date through September 1, 2000 and thereafter in the amount of Twenty-Eight Million Five Hundred Thousand ($28,500,000.00), as further


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reduced from time to time by the Scheduled Reductions as set forth on the
Aggregate Commitment Reduction Schedule.

                  "Note" shall mean the Revolving Credit Note (Second Restated), a copy of which is marked "Exhibit A", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof, executed by Borrowers on or before the Second Amendment Effective Date, payable to the order of Agent Bank on behalf of the Lenders, evidencing the Credit Facility, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

                  "Second Amendment" shall mean the Second Amendment to Credit Agreement.

                  "Second Amendment Effective Date" shall mean July 31, 2000.

                  2. REVISION OF REDUCTION SCHEDULE. As of the Second Amendment Effective Date, the Aggregate Commitment Reduction Schedule shall be fully amended and restated by the Aggregate Commitment Reduction Schedule attached to the Second Amendment as Schedule 2.01(c).

                  3. CONDITIONS PRECEDENT TO FIRST AMENDMENT EFFECTIVE DATE.
The occurrence of the Second Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before July 31, 2000:

                     a. Due execution by Borrowers and Banks of four (4) duplicate originals of this Second Amendment;

                     b. Due execution by Borrowers of the original Revolving Credit Note (Second Restated);

                     c. Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Commitment Increase, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the Second Amendment Effective Date; and


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                     d. Such other documents, instruments or conditions as may
be reasonably required by Lenders.

                  4. REPRESENTATIONS OF BORROWERS. Borrowers hereby represent to the Banks that:

                     a. The representations and warranties contained in
Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Second Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

                     b. Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred;

                     c. After giving effect to the Second Amendment, no event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

                     d. The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action of Borrowers and this Second Amendment constitutes a valid, binding and enforceable obligation of Borrowers.

                  5. INCORPORATION BY REFERENCE. This Second Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

                  6. GOVERNING LAW. This Second Amendment shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

                  7. COUNTERPARTS. This Second Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.


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                  8. CONTINUANCE OF TERMS AND PROVISIONS. All of the terms and provisions of the Existing Credit Agreement shall remain unchanged except as specifically modified herein.

                  9. ADDITIONAL/REPLACEMENT SCHEDULES AND EXHIBITS ATTACHED. The following additional and replacement Schedules and Exhibits are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

          Schedule 2.01(c) - Aggregate Commitment Reduction Schedule

          Exhibit A -        Revolving Credit Note (Second Restated) - Form












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                  IN WITNESS WHEREOF, the parties hereto have executed this
Second Amendment as of the day and year first above written.

                                   BORROWERS:

                                   MTR GAMING GROUP, INC.,
                                   a Delaware corporation


                                   By /s/ Edson R. Arneault
                                   -----------------------------
                                     Edson R. Arneault,
                                     President



                                   MOUNTAINEER PARK, INC.,
                                   a West Virginia corporation


                                   By /s/ Edson R. Arneault
                                   -----------------------------
                                     Edson R. Arneault,
                                     President



                                   SPEAKEASY GAMING OF LAS VEGAS,
                                   INC., a Nevada corporation


                                   By /s/ Edson R. Arneault
                                   -----------------------------
                                     Edson R. Arneault,
                                     President



                                   SPEAKEASY GAMING OF RENO,
                                   INC., a Nevada corporation


                                   By /s/ Edson R. Arneault
                                   -----------------------------
                                     Edson R. Arneault,
                                     President


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                                   BANKS:

                                   WELLS FARGO BANK,
                                   National Association,
                                   Agent Bank and Lender



                                   By /s/ Virginia Christenson
                                   -----------------------------
                                     Virginia Christenson,
                                     Assistant Vice President



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